                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ RONALD D. BRYANT
                              _________________________________________
                              Ronald D. Bryant

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ DAVID L. HENNINGER
                              _________________________________________
                              David L. Henninger

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ CHESTER J. JACHIMIEC
                              _________________________________________
                              Chester J. Jachimiec

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ TIMOTHY JOHNSTON
                              _________________________________________
                              Timothy Johnston

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ ANDREW JEFFREY KELLY
                              _________________________________________
                              Andrew Jeffrey Kelly

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ DONALD L. LUKE
                              _________________________________________
                              Donald L. Luke

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ THOMAS B. McDADE
                              _________________________________________
                              Thomas B. McDade

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ LUCIAN L. MORRISON
                              _________________________________________
                              Lucian L. Morrison

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ JAMES P. NORRIS
                              _________________________________________
                              James P. Norris

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ FREDRIC J. SIGMUND
                              _________________________________________
                              Fredric J. Sigmund

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ JOHN M. SULLIVAN
                              _________________________________________
                              John M. Sullivan

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of up to 7,000,000 shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of September, 1998.


                              /s/ JAMES D. WEAVER
                              _________________________________________
                              James D. Weaver